                                                                   EXHIBIT 10.42

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
               (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.   Basic Provisions ("Basic Provisions").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, January 30, 2001, is made by and between Abronson, Cole & Eisele, a California General Partnership ("LESSOR") and Luminent, Inc., a Delaware Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 950 Lawrence Drive, Newbury Park, located in the County of Ventura, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) an industrial building consisting of approximately 46,266 square feet on approximately 111,470 square feet of M1 zoned land, which is more particularly described in EXHIBIT A attached hereto and incorporated herein by reference ("PREMISES"). (See also Paragraph 2)

     1.3 TERM: seven (7) years and 0 months ("ORIGINAL TERM") commencing September 1, 2001 ("COMMENCEMENT DATE:) and ending August 31, 2008 ("EXPIRATION DATE"). (See also Paragraph 3 and Addendum Paragraph 53)

     1.4 EARLY POSSESSION: March 1, 2001 -- See Addendum ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

     1.5    BASE RENT: $40,714.00 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing September 1, 2001. (See also Paragraph 4)
[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 BASE RENT PAID UPON EXECUTION: $40,714.00 as Base Rent for the period September 1-30, 2001.

     1.7    SECURITY DEPOSIT: $40,714.00 ("SECURITY DEPOSIT"). (See also
Paragraph 5)

     1.8 AGREED USE: Corporate offices, engineering, manufacturing, storage and distribution of electrical products, semi-conductor processing and related matters (See also Paragraph 6)

     1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

     1.10   REAL ESTATE BROKERS: (See also Paragraph 15)
            (a) REPRESENTATION: The following real estate brokers
(collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):
[X]  CB Richard Ellis, Inc. represents Lessor exclusively ("LESSOR'S BROKER");
[X] Delphi Business Properties represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ]  ______________________________________ represents both Lessor and Lessee
     ("DUAL AGENCY").

            (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 66 and Exhibits A, B, C, D and E, all of which constitute a part of this Lease.

2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2    SEE ADDENDUM PARAGRAPH 50.

     2.3    CAPITAL EXPENDITURES.

            (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee, unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor. See Addendum Paragraph 54.

                (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises, then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

        2.4 ACKNOWLEDGEMENTS. Subject to Lessor's obligations under Paragraphs 54, 56, 66 and the Exhibits, Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period except that commencing as of the date of such early possession and continuing until August 31, 2001, Lessee shall only be required to pay for fifty percent (50%) of the Real Property Taxes and fifty percent (50%) of the cost of the insurance premiums for the Insurance described in Paragraphs 8.2(b) and 8.3. Any such early possession shall not affect the Expiration Date. See Addendum Paragraph 55.

        3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, no shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing. See Addendum Paragraphs 54 and 55.

        3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the State Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.      RENT.

        4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

        4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used to applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five
(5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or
(iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit. See Addendum Paragraph 56.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT.

          (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

          (h) SEE ADDENDUM PARAGRAPH 56.

     6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.   MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
     ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) IN GENERAL. Subject to the provisions of the Addendum 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior), ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, Lessee shall have the obligation to repaint the exterior of the Building at least sixty (60) days prior to the Lease expiration date.

          (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the
Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

          (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of the Addendum, 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises other than the foundations, the structural components of the roof and exterior walls, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $100,000 in the aggregate or $50,000 in any one year.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and
(iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $20,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) REMOVAL. By delivery to Lessee of written notice from Lessor not later than ninety (90) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. See Addendum Paragraph 57.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures. Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carrier by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

     8.2  LIABILITY INSURANCE. SEE ADDENDUM PARAGRAPHS 63 AND 64.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and obtain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an 'insured contract' for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver or subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

          (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. If the Premises are part of a larger building, or a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     8.4  LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

          (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductive of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" or at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom. See Addendum Paragraph 64.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE -- INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6    ABATEMENT OF RENT; LESSEE'S REMEDIES.

            (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligation of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

            (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1   DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term
"REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

     10.2

            (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

            (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

     10.5   SEE ADDENDUM.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.   ASSIGNMENT AND SUBLETTING. SEE ADDENDUM PARAGRAPH 62.

      12.1  LESSOR'S CONSENT REQUIRED.

            (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN or ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

            (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change of control for this purpose.

            (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

            (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

            (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

      12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

            (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) after the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

            (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

            (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

            (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

            (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee not to exceed $1,000, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

            (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

      12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

            (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

            (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

            (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

            (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.   DEFAULT; BREACH; REMEDIES.

      13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

            (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

            (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

            (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting,
(iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have be reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the lawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus. Inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Beach by Lessee. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late change is payable hereunder, whether or nor collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6 BREACH BY LESSOR.

          (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) days period and thereafter diligently pursued to completion.

          (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date of condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by and building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to file a separate claim for any compensation for Lessee's relocation expenses, loss of business goodwill, the Clean Room and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  BROKERS' FEE.

     15.1 ADDITIONAL COMMISSION. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.2 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's Interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice. Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

     15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Broker is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  ESTOPPEL CERTIFICATES.

          (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute and acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

          (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by Unites States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, with such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lese shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writing as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" SIGN.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent by deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  GUARANTOR.

     37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

     37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  OPTIONS.

     39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in fully possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 MULTIPLE PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the



                                 Page 10 or 12
time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provision of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessees' due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices or separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to Pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in Interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [X] is [ ] is not attached to this lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

===============================================================================
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENT OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
===============================================================================

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  Westlake Village, CA                 Executed at:  Chatsworth, CA
on:  April 2, 2001                                 on:  March 26, 2001
By LESSOR:                                         By LESSEE:
Abronson, Cole & Eisele, a California General      Luminent, Inc., a Delaware Corporation
Partnership

By:  /s/ CHARLES ABRONSON                          By:  /s/ WILLIAM R. SPIVEY
     -------------------------------                    -------------------------------
Name Printed:  Charles Abronson                    Name Printed:  William R. Spivey
Title:  General Partner                            Title:  President

By:                                                By:  /s/ ERIC BLACHNO
     -------------------------------                    -------------------------------
Name Printed:  Abronson, Cole & Eisele             Name Printed:  Eric Blachno
Title:  Attn: J. Cole                              Title:  Chief Financial Officer
Address:  P.O. Box 7688                            Address:  20550 Nordhoff St.
          Thousand Oaks, CA 91359                            Chatsworth, CA 91311
Telephone:  (818) 222-7672                         Telephone:  (818) 773-9044
Facsimilie  (___) __________________________       Facsimilie  (818) 349-9258
Federal ID No.  ____________________________       Federal ID No.  95-4798130

NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION,
      700 So. Flower Street, Suite 600, Los Angeles, California 90017.
      (213) 687-8777. Fax No. (213) 687-8616

                                 [COMPANY LOGO]

                             ARBITRATION AGREEMENT

                            STANDARD LEASE ADDENDUM


        DATED  January 30, 2001
              -------------------

        BY AND BETWEEN (LESSOR)  Abronson, Cole & Eisele, a California
                                 --------------------------------------
                                 General Partnership
                                 --------------------------------------

                       (LESSEE)  Luminent, Inc., a Delaware Corporation
                                 --------------------------------------

        ADDRESS OF PREMISES  950 Lawrence Drive, Newbury Park, California
                             --------------------------------------------

                             --------------------------------------------


Paragraph 49

A.   ARBITRATION OF DISPUTES:

Except as provided in Paragraph B below, the Parties agree to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Lessor's failure to approve an assignment, sublease or other transfer of Lessee's interest in the Lease under Paragraph 12 or this Lease, any other defaults by Lessor, or any defaults by Lessee by and through arbitration as provided below and irrevocably waive any and all rights to the contrary. The Parties agree to at all times conduct themselves in strict, full, complete and timely accordance with the terms hereof and that any attempt to circumvent the terms of this Arbitration Agreement shall be absolutely null and void and of no force or effect whatsoever.

B.   DISPUTES EXCLUDED FROM ARBITRATION:

The following claims, disputes or disagreements under this Lease are expressly excluded from the arbitration procedures set forth herein: 1. Disputes for which a different resolution determination is specifically set forth in this Lease, 2. All claims by either party which (a) seek anything other than enforcement or determination of rights under this Lease, or (b) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, 3. Claims relating to (a) Lessor's exercise of any unlawful detainer rights pursuant to applicable law or (b) rights or remedies used by Lessor to gain possession of the Premises or terminate Lessee's right of possession to the Premises, all of which disputes shall be resolved by suit filed in the applicable court of jurisdiction, the decision of which court shall be subject to appeal pursuant to applicable law and 4. All claims arising under Paragraph 39 of this Lease, which disputes shall be resolved by the specific dispute resolution procedure provided in Paragraph 39 to the extent that such disputes concern solely the determination of rent.

C.   APPOINTMENT OF AN ARBITRATOR.

All disputes subject to this Arbitration Agreement, shall be determined by binding arbitration before: [ ] a retired judge of the applicable court of jurisdiction (e.g., the Superior Court of the State of California) affiliated with Judicial Arbitration & Mediation Services, Inc. ("JAMS"), [X] the American Arbitration Association ("AAA") under its commercial arbitration rules, [ ] ______________________________________________________________________________ ,
or as may be otherwise mutually agreed by Lessor and Lessee (the "Arbitrator"). Such arbitration shall be initiated by the Parties, or either of them, within ten (10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to the Arbitrator. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. If the Parties have agreed to use JAMS they may agree on a retired judge from the JAMS panel. If they are unable to agree within ten days, JAMS will provide a list of three available judges and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. If the Parties have elected to utilize AAA or some other organization, the Arbitrator shall be selected in accordance with said organization's rules. In the event the Arbitrator is not selected as provided for above for any reason, the party initiating arbitration shall apply to the appropriate Court for the appointment of a qualified retired judge to act as the Arbitrator.

D.   ARBITRATION PROCEDURE:

     1. PRE-HEARING ACTIONS. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The Parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the Parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances. The Arbitrator shall issue subpoenas and subpoenas ducas tecum as provided for in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1282.6).

     2. THE DECISION. The arbitration shall be conducted in the city or county within which the Premises are located at a reasonably convenient site. Any Party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the Parties according to the substantive laws and the terms and provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination and/or grant any remedy or relief that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and if may thereafter be confirmed as a judgment by the court of applicable jurisdiction, subject only to challenge on the grounds set forth in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1286.2). The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the court of appropriate jurisdiction pursuant to the provisions of this Lease. The Arbitrator may award costs, including without limitation, Arbitrator's fees and costs, attorney's fees, and expert and witness costs, to the prevailing party, if any, as determined by the Arbitrator in his discretion.

     Whenever a matter which has been submitted to Arbitration involves a dispute as to whether or not a particular act or omission (other than a failure to pay money) constitutes a Default, the time to commence or cease such action shall be tolled from the date that the Notice of Arbitration is served through and until the date the Arbitrator renders his or her decision. Provided, however, that this provision shall NOT apply in the event that the Arbitrator determines that the Arbitration Notice was prepared in bad faith.

      Whenever a dispute arises between the Parties concerning whether or not the failure to make a payment of money constitutes a Default, the service of an Arbitration Notice shall NOT toll the time period in which to pay the money. The Party allegedly obligated to pay the money may, however, elect to pay the money "under protest" by accompanying said payment with a written statement setting forth the reasons for such protest. If thereafter, the Arbitrator determines that the Party who received said money was not entitled to such payment, said money shall be promptly returned to the Party who paid such money under protest together with interest thereon as defined in Paragraph 13.5. If a Party makes a payment "under protest" but no Notice of Arbitration is filed within thirty days, then such protest shall be determined waived. (See also Paragraph 43.)

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call us to make sure you are utilizing the most current form: American Industrial Real Estate Association, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax
No.: (213) 687-8616.

                               ADDENDUM TO LEASE


      This Addendum to Lease (the "ADDENDUM"), is made by and between ABRONSON, COLE & EISELE, a California general partnership ("Lessor") and LUMINENT, INC., a Delaware corporation ("Lessee"), as of the day and year set forth on the first page of that certain Standard Industrial/Single Tenant-Lease-Net to which this Addendum is attached (the "FORM LEASE") relating to the Premises commonly known as 950 Lawrence Drive, Newbury Park, California. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth in the body of the Form Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Form Lease, the provisions of this Addendum shall control. The Form Lease, this Addendum and the Exhibits referenced therein shall together constitute the "LEASE" for purposes hereof.

      50. DEFINITIONS. As used in the Lease the following terms have the meaning given to them below:

            (a) "APPLICABLE REQUIREMENTS" means all laws, covenants or restrictions of record, building codes, regulations and ordinances applicable to the Premises.

            (b)   "BUILDING" means the building or buildings on the Premises.

            (c) "CAPITAL EXPENDITURE" means the construction of or an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building.

            (d) "HVAC" means the heating, ventilating and air conditioning systems at the Premises.

            (e) "START DATE" means the Commencement Date (as defined below) or the Early Possession Date (as defined below), whichever first occurs.

      51. ACCEPTANCE OF PREMISES. Lessee acknowledges that neither Lessor nor any representative of Lessor has made any representation or warranty with respect to the Premises or the Building or the suitability or fitness of either for any purpose, including without limitation any representations or warranties regarding zoning or other land use matters, and that neither Lessor nor any representative of Lessor has made any representations or warranties regarding what other uses may be permitted or intended in the Building. Lessee further acknowledges that neither Lessor nor any representative of Lessor has agreed to undertake any alterations or additions or construct any improvements to the Premises except as expressly provided in the Lease.

      52. RENT ADJUSTMENTS. Commencing as of the first anniversary of the Commencement Date and on each anniversary thereafter during the Original Term of the Lease and on each anniversary of the first day of the Extension Term (each an "ADJUSTMENT DATE"), the Base Rent then payable under the Lease shall be increased by an amount equal to the increase, if any, in the CPI (as hereinafter defined). On each Adjustment Date, the Base Rent then payable under the Lease shall be equal to the Base Rent payable for the month immediately preceding the Adjustment Date multiplied by a fraction, the numerator of which shall be the CPI which is published most immediately preceding the applicable Adjustment Date and the denominator of which shall be the CPI which is published most immediately preceding the date which is twelve (12) months prior to the applicable Adjustment Date; provided, however, in no event shall any such new monthly rent be less than 103% nor more than 106% of the Base Rent payable for the month immediately preceding the Adjustment Date. As used herein, "CPI" shall mean the Consumer Price Index for All Urban Consumers (base year 1982-84 = 100) for Los Angeles - Riverside - Anaheim, published by the United States Department of Labor, Bureau of Labor Statistics.

      53. RIGHT TO EXTEND THE LEASE. Subject to the provisions of Paragraph 39 of the Form Lease, Lessee may extend the Original Term of the Lease for one (1) additional period of sixty (60) months (the "EXTENSION TERM"). Lessee shall exercise its right to extend the Original Term, by and only by delivering to Lessor, not less than nine (9) months or more than eighteen (18) months prior to the expiration date of the Original Term, Lessee's irrevocable written notice of its commitment to extend the Original Term (the "COMMITMENT NOTICE"). The monthly Base Rent payable under the Lease during the first year of the Extension Term shall be increased to the higher of the CPI Adjusted Base Rent (as defined in subparagraph 53(a) below) and the MRV Adjusted Base Rent (as defined in subparagraph 53(b) below).

            (a) The CPI Adjusted Base Rent means an amount calculated in accordance with Paragraph 53 above if the first day of the Extension Term is deemed an Adjustment Date.

            (b) The MRV Adjusted Base Rent means the "market rental value" of the Premises determined as follows:

                  Lessor and Lessee shall endeavor to agree upon a MRV Adjusted Base Rent within thirty (30) days after Lessor's receipt of the Commitment Notice. If Lessor and Lessee are unable to agree, then within the subsequent ten (10) days, Lessor and Lessee shall attempt to agree on an appraiser to determine the MRV Adjusted Base Rent.

                  If the parties are unable to agree in that time, then each party shall designate an appraiser within ten (10) days thereafter. Should either party fail to so designate an appraiser within that time, then the appraiser designated by the other party shall determine the MRV Adjusted Base Rent. Should each of the parties timely designate an appraiser, then the two appraisers so designated shall appoint a third appraiser who shall, acting alone, determine the MRV Adjusted Base Rent. Any appraiser designated hereunder shall have an M.A.I. certification with not less than five (5) years experience in the valuation of commercial buildings in Ventura County, California.

               Within thirty (30) days following the selection of the appraiser, such appraiser shall determine the MRV Adjusted Base Rent. In determining such value, the appraiser shall first consider rental comparables for the Premises, provided that if adequate comparables do not exist then the appraiser may consider transactions involving similarly improved space in the Los Angeles County area with appropriate adjustments for differences in location and quality of project. The fees of the appraiser(s) shall be shared equally by both parties.

            As used herein, the "market rental value" of the Premises shall mean and refer to the rate then being charged or projected to be charged to tenants on renewal leases for delivery on or about the commencement of the Extension Term, for comparable non-sublease, non-encumbered, non-equity space in comparable buildings, similarly improved, taking into account all of the improvements made to the premises (other than the Clean Room), parking and other amenities, tenant improvement allowances and other customary concessions being offered, if any, and the length of the Extension Term.

               Within twenty (20) days after the determination of the MRV Adjusted Base Rent, Lessor shall prepare a reasonably appropriate amendment to this Lease for the Extension Term and Lessee shall execute and return same to Lessor within ten (10) days. Should the MRV Adjusted Base Rent not be established by the commencement of the Extension Term, then Lessee shall continue paying rent at the rate in effect during the last month of the Original Term, and a lump sum adjustment shall be made promptly upon the determination of such new rental.

               If Lessee fails to timely comply with any of the provisions of this paragraph, Lessee's right to extend the Original Term shall be extinguished and the Lease shall automatically terminate as of the expiration date of the Original Term, without any extension and without any liability to Lessor. Lessee shall have no other right to extend the Original Term beyond the extensions created by this paragraph. Unless agreed to in a writing signed by Lessor and Lessee, any extension of the Original Term, whether created by an amendment to this Lease or by a holdover of the Premises by Lessee, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised Extension Term permitted by this paragraph.

     54.  CONSTRUCTION OF IMPROVEMENTS BY LESSOR.

          54.1 LESSOR'S CONSTRUCTION NOT SUBJECT TO IMPROVEMENT ALLOWANCE.

               (a) Lessor shall make certain renovations and improvements to the Premises (the "RENOVATION WORK") as more particularly described in EXHIBIT B attached hereto and incorporated herein by reference. Execution of the Lease by Lessor and Lessee shall be deemed to constitute each party's approval of the matters set forth on EXHIBIT B. Except as otherwise provided herein, Lessor shall make the Renovation Work at its sole cost and expense.

               (b) Lessor and Lessee hereby agree to use their respective best good faith efforts to cause all plans and specifications and working drawings for the Renovation Work described in EXHIBIT B (the "RENOVATION PLAN") to be completed by April 30, 2001 and signed by the parties as soon as possible. The Renovation Plan shall be prepared by J.D.O. and Associates.

               (c) Lessee acknowledges that Lessor has budgeted $105,000 for the removal and replacement of the roof and the removal and replacement of all rooftop equipment associated with the Clean Room (the "Clean Room Roof Equipment"), including, without limitation, the HVAC system located on the roof which services the Clean Room (collectively, the "ROOF WORK"). If the actual costs for the Roof Work exceed $126,000 due to costs attributable to the removal and replacement of the Clean Room Roof Equipment, then Lessor may, by written notice to Lessee, elect to terminate the Lease; provided, however, that if within five (5) business days after Lessor delivers such notice to Lessee, Lessee notifies Lessor in writing that Lessee agrees to pay that portion of the Roof Work costs which exceed $126,000 and are attributable to the removal and replacement of the Clean Room Roof Equipment, then the Lease shall not terminate. Such additional costs shall be paid by Lessee to Lessor as the invoices therefor (as delivered by Lessor to Lessee) become due and payable.

          54.2 LESSOR'S CONSTRUCTION OF IMPROVEMENTS SUBJECT TO IMPROVEMENT ALLOWANCE.

               (a) Lessor and Lessee acknowledge that Lessor shall also construct certain improvements to the Building (the "ALLOWANCE WORK") as more particularly described in EXHIBIT C attached hereto and incorporated herein by reference (the "ALLOWANCE WORK SUMMARY"). The Allowance Work shall be deemed to include any work required to cause the restrooms at the Premises to be compliant with the Americans With Disabilities Act. Execution of the Lease by Lessor and Lessee shall be deemed to constitute each party's approval of the matters set forth in the Allowance Work Summary. The understandings and agreements for such construction and payment of Lessor's costs in connection therewith are set forth below.

               (b) Lessor will pay for up to $460,000 ("LESSOR'S SHARE OF COSTS") of the Costs (as defined below) of constructing the Allowance Work in accordance with the Allowance Work Plan (as defined below), and Lessee shall be responsible for the balance of such Costs ("LESSEE'S SHARE OF COSTS"). If the estimate of the Costs based on the Allowance Work Plan exceeds $506,000, then Lessee may reduce the scope of the

Allowance Work so long as the work described in items A and B of EXHIBIT C is not affected. The first $46,000 of the Lessee's Share of Costs shall be paid by Lessee to Lessor by amortizing the Lessee's Share of Costs at ten (10%) per annum over the Original Term of the Lease and adding the applicable monthly amortized amount to the monthly Base Rent. If the Lessee's Share of Costs exceeds $46,000, then that portion of the Lessee's Share of Costs which exceeds $46,000 shall be paid by Lessee to Lessor no later than ten (10) days after written demand therefor by Lessor. As used herein, the term "COSTS" shall mean and refer to all costs expended by Lessor for the construction of the Allowance Work which shall include, but shall not be limited to, cost of equipment, material and labor, management and supervision fees, contractor's field overhead and fee, architectural and engineering fees, governmental agency fees, testing and inspection costs, the cost of any requirements regarding construction which are imposed by any federal, state or local government entity or agency which are not reflected in the plans and specifications, sales and use taxes, permits, plan check fees, bond and other costs related to the construction of the Allowance Work.

               (c) Lessor and Lessee hereby agree to use their respective best good faith efforts to cause all plans and specifications and working drawings (the "ALLOWANCE WORK PLAN") with respect to the Allowance Work to be completed by March 31, 2001 and signed by the parties as soon as possible. The Allowance Work Plan shall be prepared by J.D.O. and Associates.

               (d) In the event that Lessee desires Allowance Work other than or in addition to the Allowance Work described in the Allowance Work Plan for the Allowance Work, Lessee shall provide notice of such proposed change to Lessor for Lessor's prior written approval, which approval shall not be unreasonably withheld. Lessor's approval of such proposed change order shall include an estimate of any additional or decreased Costs resulting from such a change, as well as an estimate of the delay or time-saving involved in complying with such change order. Such additional Costs, to the extent that they are in excess of the Costs to be paid by Lessor to construct the Allowance Work in accordance with the Allowance Work Plan as set forth above, shall be deemed part of Lessee's Share of Costs and shall be paid by Lessee to Lessor as set forth above. The part of the actual time delay in the Commencement Date caused by such change shall be considered a "Lessee Delay" hereunder and any time by which the Commencement Date is accelerated as a result of such change shall be set off against any other Lessee Delay hereunder. Lessor agrees to use reasonable efforts to pursue such change orders without delay and to reasonably work with Lessee's contractor so as to avoid any unreasonable Lessee Delay.

          54.3 "LESSEE DELAY". As used herein, the term "LESSEE DELAY" shall mean any delay in the completion of the Renovation Work or the Allowance Work due to any wrongful or negligent act or failure to act of Lessee, its agents or contractors. The term Lessee Delays shall include, but shall not be limited to any: (i) delay in the giving of authorizations or approvals by Lessee; (ii) delay attributable to the wrongful or negligent acts or failures to act of Lessee, its agents or contractors; (iii) delay attributable to the interference of Lessee, its agents or contractors with the completion of the Renovation Work or the Allowance Work; (iv) delay by Lessee in administering and paying when due the amounts required to be paid by Lessee hereunder; (v) delay or failure by Lessee to furnish information and approvals in accordance with this Paragraph 54; (vi) delay attributable to Lessee's request for any special, long lead time materials or installations, (vii) delay attributable to Lessee's changes in any drawings, plans or specifications, including the Renovation Plan and/or the Allowance Work Plan or Lessee's request for additional improvements; (viii) delay attributable to any changes initiated by reason of Lessee's disapproval of cost proposals or resulting in the preparation of revised cost proposals; (ix) delay attributable to field changes to construction work; or (x) delay attributable to the delivery, installation or completion or any Lessee improvements (as defined below) performed by Lessee, its agents or contractors. Notwithstanding anything to the contrary contained in the Lease, if the date that the Lessor delivers possession of the Premises to Lessee is later than the Commencement Date because of Lessee Delay(s), then (i) each of the sixty (60) day period and the four (4) month period referred to in Paragraph 3.3 of the Form Lease shall be extended by the number of days of Lessee Delays, and (ii) on the first day of the first full month following the date that Lessee obtains possession of the Premises, Lessee shall pay to Lessor an additional payment of a sum calculated by multiplying the per diem fixed Base Rent applicable during the first (1st) month of the Original Term, as set forth in Paragraph 1.5 of the Lease, times the number or days of Lessee Delays.

          54.4 SEISMIC UPGRADES. Notwithstanding the provisions of Paragraph 2.3(b) of the Form Lease (i) Lessor shall, at its sole cost and expense, cause the Building to comply with all seismic upgrade ordinances in effect as of the date of this Lease to the extent that the requirement to comply with such seismic upgrade ordinances arises as a result of any work done by Lessor to the roof of the Building to return it to shell condition prior to the Commencement Date (excluding the installation of any equipment), and (ii) except as provided in the preceding subparagraph (i), Lessee shall, at its sole cost and expense cause the Building to comply with all seismic upgrade ordinances in effect as of the date of this Lease to the extent that the requirement to comply with such seismic upgrade ordinances arises as a result of the Roof Work, the Clean Room Roof Equipment, the Clean Room, the Allowance Work, the Lessee Improvements or any equipment, installations or improvements relating to any of the foregoing.

     55. EARLY POSSESSION BY LESSEE; CONSTRUCTION OF IMPROVEMENTS BY LESSEE. Lessee shall construct certain improvements (the "LESSEE IMPROVEMENTS") to portions of the Building (the "LESSEE IMPROVEMENTS AREA") as more particularly described in EXHIBIT D attached hereto and incorporated herein by reference. The Lessee Improvements Area includes a clean room (the "CLEAN ROOM") which is located in the area identified as the Clean Room on EXHIBIT D. Execution of the Lease by Lessor and Lessee shall be deemed each party's approval of the matters set forth on EXHIBIT D. All of the Lessee Improvements shall be at the sole cost and expense of Lessee and in accordance with the procedures and requirements set forth below.

      (a) Lessor shall permit Lessee to enter the Lessee Improvements Area upon the execution of this Lease ("Early Possession Date") so that Lessee may construct the Lessee Improvements in accordance with this Paragraph 55; PROVIDED, HOWEVER, that Lessee acknowledges and agrees that the Renovation Work and the Allowance Work will not be completed upon the execution of this Lease and may not be completed by September 30, 2001. Lessor shall use its commercially reasonable efforts to complete the Roof Work on or before April 15, 2001, but in no event shall Lessor be liable to Lessee or any of its contractors, agents or employees if Lessor is unable to complete the Roof Work by such date and Lessee hereby specifically releases and holds Lessor and its partners, contractors, agents and employees harmless from any and all liability arising from Lessor's inability to complete the Roof Work by April 15, 2001.

      (b) Within thirty (30) days after the execution of this Lease by Lessor and Lessee, Lessee shall provide Lessor with a detailed plan of any Lessee Improvements to be constructed by Lessee ("Preliminary Plan"). Lessor shall approve or disapprove of the Preliminary Plan by signing copies of the appropriate instrument and delivering same to Lessee within ten (10) business days of its receipt by Lessor. If Lessor disapproves any matter, Lessor shall specify in detail the reasons for disapproval and Lessee shall attempt to modify the Preliminary Plan to incorporate Lessor's suggested revisions in a mutually satisfactory manner.

     (c) Except as specified in the Preliminary Plan or otherwise authorized by Lessor, the Lessee Improvements shall incorporate Lessor's building standard materials and specifications ("STANDARDS"). No deviations from the Standards shall be permitted, provided that Lessor may, in its sole and absolute discretion, authorize in writing one or more of such deviations if requested by Lessee, and Lessee shall be solely responsible for the cost of replacing same with the applicable Standard item(s) upon the expiration or termination of this Lease. Lessor shall in no event be required to approve any deviations from the Standards ("NON-STANDARD IMPROVEMENTS") if Lessor determines that such improvement (i) is of a lesser quality than the corresponding Standard, (ii) fails to conform to applicable governmental requirements, (iii) requires building services beyond the level normally provided to other Lessees, (iv) would delay construction of the Lessee Improvements beyond the Commencement Date and Lessee declines to accept such delay in writing as a Lessee Delay, or
(v) would have an adverse aesthetic impact from the exterior of the Premises.

      (d) Upon Lessor's approval of the Preliminary Plan, Lessee's architect and engineers shall prepare and deliver to Lessor working drawings and specifications ("WORKING DRAWINGS AND SPECIFICATIONS"). Lessor shall have seven
(7) days from the receipt thereof to approve or disapprove the Working Drawings and Specifications. Lessor shall not unreasonably withhold or delay its approval. Should Lessor disapprove the Working Drawings and Specifications, such disapproval shall be accompanied by a detailed list of revisions. Any revision requested by Lessor and accepted by Lessee shall be incorporated into a revised set of Working Drawings and Specifications. In the event that (i) the Working Drawings and Specifications significantly deviate from the Lessor approved Preliminary Plans, and (ii) Lessor has not approved the Working Drawings and Specification within seven (7) days following the date that Lessor has tendered possession of the Premises to Lessee, then Lessor may, at its option, elect to terminate this Lease by written notice to Lessee. In the event Lessor elects to effect such a termination, Lessee shall, with five (5) days following demand by Lessor, pay to Lessor any costs incurred by Lessor in connection with the preparation or review of plans, construction estimates, price quotations, drawings or specifications under this Work Letter and for all costs incurred in the preparation and execution of this Lease, including any leasing commissions.

      (e) Lessor shall permit Lessee and its agents to enter the Premises as provided in Paragraph 55(a) above in order that Lessee may perform any work to be performed by Lessee hereunder through its own contractors, subject to Lessor's prior written approval, and in a manner and upon terms and conditions and at times satisfactory to Lessor's representative. Lessee right to enter the Premises prior to the Commencement Date is further conditioned upon the compliance by Lessee's contractors with all requirements imposed by Lessor on third party contractors, including without limitation the maintenance by Lessee and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Lessor, with certificates of such insurance being furnished to Lessor prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the convenants to pay rent (subject to the provisions of Paragraph 54 above). Lessor shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Lessee, the same being solely at Lessee's risk. In no event shall the failure of Lessee's contractors to complete any work in the Premises extend the Commencement Date of this Lease.

      (f) Lessee hereby designates Kevin Nilsen, Trilogy Group, Inc., as it representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for changes to the Working Drawings and Specifications, and Lessor shall be entitled to rely upon authorizations and directives of such person(s) as given directly by Lessee. Lessee may amend the designation of its construction representative(s) at any time upon delivery of written notice to Lessor.

      (g) Lessee, using its contractor or contractors, shall construct Lessee's Improvements in a good and workmanlike manner, in accordance with the approved Working Drawings and Specifications Plans. At all times until Lessee's Improvements shall be completed, Lessor shall have the right to enter upon the Premises for the Purpose of inspecting the same, provided that such entry and inspection does not materially interfere with the performance of Lessee's Improvements.

      (h) The entire cost and expense of Lessee's Improvements shall be borne and paid by Lessee, including, without limitation, architectural and engineering fees, the actual cost of constructing Lessee's improvements, building permit fees, exaction fees and any other fees and expenses related to governmental permits, licenses and approvals. Lessee shall indemnify, protect, defend and hold harmless the Premises, the Project, the Lessor and its agents, Lessor's partners and lenders, from and against any and all claims, less of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the construction of Lessee's Improvements, including without limitation, the costs and expenses associated with Lessee's Improvements. Before the commencement of Lessee's Improvements, Lessee shall give to Lessor written notice thereof specifying the nature and location of the intended work and the expected dates of commencement thereof. Lessee shall not suffer or permit any mechanics' liens or any other claims or demands arising from Lessee's Improvements to be enforced against the Premises and the Project or any part thereof, and shall hold Lessor free and harmless from any liability for any such liens, claims or demands, together with all costs and expenses in connection therewith. Notwithstanding anything to the contrary contained herein, if Lessee shall, in good faith, contest the validity of any lien, claim or demand, then Lessee shall, at its expense, defend itself and Lessor against the same and shall pay and satisfy any final adverse judgment that may be rendered therein before the enforcement thereof against Lessor, the Premises, the Project or any part thereof, and Lessee shall name Lessor as additional obligee under a surety bond in the amount of said lien, claim or demand to be furnished by Lessee in the contest proceedings.

          (i) Lessor will not check Lessee drawings for building code compliance. Approval of the Working Drawings and Specifications by Lessor is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Lessee's responsibility to meet and comply with all Federal, state, and local code requirements. Approval of the Working Drawings and Specifications does not constitute assumption of responsibility by Lessor or its architect for their accuracy, sufficiency or efficiency, and Lessee shall be totally responsible for such matters.

          (j) Lessee shall commence construction of Lessee's Improvements within thirty (30) days of the date that the Working Drawings and Specifications have been approved by Lessor and shall carry such construction to completion with all due diligence. The failure of Lessee to comply with procedures and schedules set forth in this Paragraph 55, or to commence or complete the construction of Lessee's Improvements as required, shall have no effect on the commencement of Basic Rent and other amount payable under the Lease. Lessee's general contractor, architects and engineers shall be subject to Lessor's prior written approval, which approval shall not be unreasonably withheld.

          (k) Lessee shall deliver to Lessor, at least ten (10) days prior to the commencement of construction, the following information:

               (1) The names and addresses of the general, mechanical and electrical contractors Lessee intends to engage in the construction of Lessee's Improvements.

               (2) The estimated date on which Lessee's construction work will commence, together with the estimated dates of completion of Lessee's construction and fixtures work, and the estimated date on which Lessee expects to be ready to open for business in the Premises.

               (3) Evidence satisfactory to Lessor of compliance by Lessee with the insurance requirements set forth in this Lease.

               (4) Prior to the commencement of Lessee's Improvements, Lessee shall, at its sole cost and expense, obtain and cause its contractor to obtain and keep in full force throughout the construction of Lessee's Improvements the insurance required to be maintained under Paragraph 8.2(a) of the Lease and workers compensation insurance.

               Lessee shall obtain Lessee's contractors performance and/or labor and material bonds, or any other bond to be furnished by Lessee as may be reasonably required by Lessor to insure the faithful performance of the work in accordance with the approved Working Drawings and Specification.

               All contractors engaged by Lessee shall be bondable, licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Lessor's general contractor and other contractors on the job (but Lessee shall not be required to use union labor). All work shall be coordinated with the general project work.

               Construction shall comply in all respects with applicable Federal, state, county and city statutes, ordinances, regulations, laws and codes. All required permits, approvals, licenses, authorizations and other permits in connection with the construction and completion of Lessee's Improvements including, without limitation, building permits and conditional use permits, shall be obtained and all fees (both one-time and recurring) required in connection with the construction and completion of Lessee's Improvements, without limitation, all roads fees, building and conditional use permits fees, transportation corridor fees and all other fees, whether similar or dissimilar, shall be paid for by Lessee.

               Lessee shall apply and pay for all utility service connections.

               Lessee shall cause its contractor to provide warranties for not less than one year against defects in workmanship, materials and equipment. Notwithstanding anything to the contrary contained in this Lease, all such warranties shall be for Lessee's benefit during the term of the Lease.

          (l) Within thirty (30) days of substantial completion of Lessee's Improvements, Lessee shall deliver to Lessor the following: (i) a temporary or permanent certificate of occupancy for the Premises (or reasonable equivalent), (ii) a certificate from Lessee's architect certifying that Lessee's Improvements have been completed substantially in accordance with the Working Drawings and Specifications, (iii) a copy of the recorded Notice of Completion for Lessee's Improvements, (iv) a copy of all building permits, including inspections and the approval by the issuer of said permit; (v) copies of unconditional mechanic's lien releases in compliance with California law from all contractors and subcontractors performing any work related to the Lessee's Improvements verifying that such parties have been paid in full or the period of time allowed for the filing of mechanic's liens has expired, and (vi) one (1) set of reproducible "as-built" or record set" copy of the approved Working Drawings and Specifications has been delivered to Lessee.

     56.  HAZARDOUS SUBSTANCES.

          56.1 Notwithstanding anything to the contrary contained in Paragraph 6.2(a) of the Form Lease, Lessee shall have the right to use the substances listed on the attached Exhibit E provided that (a) such use is compliance with all Applicable Requirements, (b) such substances are maintained in commercially reasonable amounts, and (c) the presence of such substances do not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor.

          56.2 The following is hereby added as Paragraph 6.2(h) of the Form
     Lease:

               6.2(h) PHASE I REPORTS. Lessor shall provide to Lessee, at Lessor's sole cost and expense, a Phase I Environmental Report (the "Lessor Environmental Report") prior to the execution of the Lease. Lessee's execution of the Lease shall be deemed Lessee's approval of the Lessor Environmental Report. No later than ninety (90) days prior to the end of the Lease term, Lessee, at its sole cost and expense, shall provide to Lessor a current Phase I Environmental Report which shall be dated no earlier than one hundred twenty (120) days prior to the end of the Lease term.

     57. REMOVAL OF CLEAN ROOM. Notwithstanding any contrary provision of the Lease, by written notice given by Lessor to Lessee no later than ninety (90) days prior to the end of the Lease term, Lessor may require Lessee to remove all or part of the Clean Room and Clean Room Roof Equipment prior to the expiration of the Lease term, including walls, ceiling, lighting and floor coverings. If so requested by Lessor, Lessee shall remove all Clean Room HVAC duct work back to the air handlers, all electrical wiring and panels, and all plumbing which in such event be capped back to an inconspicuous area. Notwithstanding anything to the contrary contained in Paragraph 7.4(b) of the Form Lease, except as otherwise provided in this Paragraph 57, Lessee shall not be required to remove any of the Lessee Improvements.

     58. REAL PROPERTY TAXES. The following is hereby added as Paragraph 10.5 of the Form Lease:

               10.5 TEMPORARY LIMITATION LESSEE'S OBLIGATION TO PAY CERTAIN REAL PROPERTY TAXES. Notwithstanding the provisions of Paragraph 10.2(a), if there is a change of ownership of the Premises after the execution of this Lease and prior to the third anniversary of the Commencement Date, then for the period commencing as of the date of such change of ownership to the third anniversary date of the Commencement Date, Lessee shall not be obligated to pay any increase in the Real Property Taxes resulting from such change of ownership of the Premises.

     59. NONDISCLOSURE OF LEASE TERMS. Lessee acknowledges and agrees that the terms of the Lease are confidential and constitute proprietary information of Lessor. Disclosure of the terms could adversely affect the ability of Lessor to negotiate other leases and impair Lessor's relationship with other tenants. Accordingly, Lessee agrees that it, and its partners, members, officers, directors, employees and attorneys, shall not voluntarily disclose the terms and conditions of the Lease to any other tenant or apparent prospective tenant of the Project, either directly or indirectly, without the prior written consent of Lessor, provided, however, that Lessee may disclosure the terms to prospective subtenants or assignees under the Lease and, so long as Lessee is a publicly traded company, to the Securities and Exchange Commission.

     50. CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Premises, Lessor's lender shall request reasonable modifications in the Lease as a condition to the financing, Lessee will not unreasonably withhold or delay its consent, provided that the modifications do not materially increase the obligations of Lessee or materially and adversely affect the leasehold interest created by the Lease.

     61. LIMITATION ON LESSOR'S LIABILITY. The obligations of Lessor do not constitute the personal obligations of the individual partners, members, trustees, directors, officers or shareholders of Lessor or its constituent partners. Should Lessee recover a money judgment against Lessor, the sole recourse of Lessee shall be against Lessor's interest in the Premises(including any rents and casualty insurance proceeds relating to the Premises then being held by Lessor), and no attachment, execution, writ or other process shall be sought or obtained, and no judicial proceeding shall be initiated by or on behalf of Lessee against Lessor personally or Lessor's assets except with respect to Lessor's interest in the Premises (including any rents and casualty insurance proceeds relating to the Premises then being held by Lessor). Notwithstanding the foregoing, if the sum of value of Lessor's interest in the Premises (including any rents and casualty insurance proceeds relating to the Premises then being held by Lessor) is less than $400,000 (the amount of such deficiency shall hereinafter be referred to as the

"Shortfall"), then provided Lessee shall have first exhausted any recourse against Lessor's interest in the Premises (including any rents and casualty insurance proceeds relating to the Premises then being held by Lessor), Lessee shall also have the right to seek recourse for satisfaction of the Shortfall against any of Lessor's other assets.

     62.  ASSIGNMENT AND SUBLETTING.

          62.1 Notwithstanding any other provision in the Lease to the contrary, in connection with each request for Lessor's consent to an assignment or subletting, Lessee hereby agrees to reimburse Lessor, within five (5) days of Lessor's written demand therefor, for reasonable costs and expenses, including, without limitation, attorneys' fees, incurred by Lessor in connection with each such request.

          62.2 So long as Lessee is an entity whose stock is traded on a nationally recognized stock exchange, the provisions of Paragraphs 12.1(b) and 12.1(c) shall not be applicable to such Lessee.

          62.3 Subject to the terms of the following sentence, any merger or consolidation involving Lessee shall be deemed to be an assignment requiring the consent of Lessor. Notwithstanding anything to the contrary contained in this Lease, Lessee shall have the right, without requiring Lessor's consent, to assign the Lease or sublet the Premises to any entity (a "Permitted Transferee") which controls, is controlled by, or is under common control with, Lessee, including any entity with which Lessee may merge or consolidate with, provided that (i) such Permitted Transferee assumes all of Lessee's obligations under the Lease, (ii) Lessee shall continue to be liable for all of its obligations under the Lease, as such Lease may from time to time be amended, and (iii) the net worth of the Permitted Transferee is no less than the Net Worth of Lessee as of the date of this Lease or the date immediately preceding such assignment or subletting to the Permitted Transferee, whichever is greater.

     63. LESSEE'S LIABILITY INSURANCE. Without in any way limiting the provisions of Paragraph 8 of the Form Lease, the Commercial General Liability Policy of Insurance referred to in Paragraph 8.2(a) of the Form Lease shall include coverage for owned and non-owned automobiles.

     64.  INSURANCE.  The following are hereby added to Paragraph 8 of the Form
Lease:

               8.9 WORKERS' COMPENSATION INSURANCE. Lessee shall obtain and maintain worker's compensation insurance as required by law, together with employers' liability insurance.

               8.10 BUILDER'S ALL-RISK INSURANCE. Lessee shall obtain and maintain, with respect to improvements, alterations, and the like required or permitted to be made by Lessee under this Lease, builder's all-risk insurance, in an amount equal to the replacement cost of the work.

               8.11 EVIDENCE OF INSURANCE. So long as Lessor is the Insuring Party, Lessor shall deliver to Lessee evidence of the insurance required to be maintained by the Insuring Party. No such insurance to be maintained by the Insuring Party shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessee. Lessor shall, at least thirty (30) days prior to expiration of such policies, furnish Lessee with evidence of renewals or "insurance binders" evidencing renewal thereof.

     65. LESSEE'S PERMITS. Lessee shall have until February 28, 2001 to satisfy itself that it will be able to obtain a business permit and all necessary use and other permits required for its intended use of the Premises and that the Clean Room meets the criteria for an H6 rating. This contingency shall be deemed waived by Lessee unless Lessee notifies Lessor in writing on or before 5:00 pm, P.S.T. on February 28, 2001 that Lessee elects to terminate this Lease because this contingency is not satisfied. Upon Lessor's receipt of such notice from Lessee, this Lease shall be deemed terminated.

     66. AMERICANS WITH DISABILITIES ACT. Notwithstanding anything to the contrary contained in the Form Lease, with respect to the Renovation Work, the Allowance Work and the Lessee Improvements, Lessee shall be responsible for causing the Premises to comply with the American With Disabilities Act, except as provided in the following sentence. Lessor shall (i) be responsible for causing all restrooms at the Premises to comply with the Americans With Disabilities Act, and (ii) to the extent that the performance of any of the Renovation Work triggers a requirement to cause any portion of the Premises (excluding the Building) such as the parking lots, driveways and landscaped areas to be compliant with the Americans With Disabilities Act, then Lessor shall be responsible for such work. The cost of causing the restrooms to be compliant with the Americans With Disabilities Act shall be credited against Lessor's Share of Costs.

     IN WITNESS WHEREOF, the parties have executed the Lease as of the day and year set forth on the first page of the Form Lease.

                                         "LESSOR"

                                         ABRONSON, COLE & EISELE,
                                         A California general partnership

                                         By:    /s/ CHARLES ABRONSON
                                               -----------------------------
                                         Name: Charles Abronson
                                         Its:  General Partner

                                         "LESSEE"

                                         LUMINENT, INC.,
                                         a Delaware corporation

                                         By:    /s/ WILLIAM R. SPIVEY
                                               -----------------------------
                                         Name: William R. Spivey
                                         Its:  President

                                         By:    /s/ ERIC BLACHNO
                                               -----------------------------
                                         Name: Eric Blachno
                                         Its:  Chief Financial Officer

                                   EXHIBIT A

                               LEGAL DESCRIPTION

                                [TO BE ATTACHED]

                                   EXHIBIT B

                           SUMMARY OF RENOVATION WORK

A. Re-work the exterior appearance of the Building substantially as per the plan "A-6" provided by J.D.O. and Associates shown on Page 2 of this Exhibit B, and which shall be mutually agreed upon by Lessee and Lessor.

B. Remove a portion of the general office area located in the southwest area of the Building.

C.   Renovate the landscape area.

D. Install a new roof with a minimum of a ten (10) year life including the completion of the required seismic upgrades.

E. Repair and replace driveway and parking lot asphalt as needed, add concrete curb stops, and stripe the parking areas. The driveway entry will be graded to a mutually acceptable grade.

F.   Complete any handicap access to the Building as required by law.

G. Remodel the front lobby area and stairway including new carpeting, tile, lighting, and the reception area. (In the event that Lessee wants to relocate the stairway, change the reception area, move walls, or add any over-standard improvements to the lobby area, such work shall be included in the Allowance Work per Paragraph 54.2 of the Lease and not in the Renovation Work.)

                                   EXHIBIT B

                           [PLAN A6 -- ILLUSTRATION]

                                   EXHIBIT C

                           SUMMARY OF ALLOWANCE WORK

A.   Install new carpet or tile as per plan.

B.   Paint interior of Building as per plan.

C.   Upgrade existing toilet rooms to comply with ADA requirements as per plan.

D.   Demolish and construct new partitions as per plan.

E.   Remove and replace T-bar ceiling as per plan.

F.   Provide new HVAC system as per plan.

G.   Remove and repair or replace existing interior light fixtures.

H. Complete all work as per J.D.O. and Associates plan, Schedules A3 and A4, shown on Pages 2 and 3 of this Exhibit C.


                               BUILDING STANDARDS

Door frames: Western Integrated prefinished.

Doors: 3'-0" x 6'-8" solid-core paint grade.

Door hardware: Schlage lever-type passage.

Carpet: 24 oz. level loop glue-down - Cambridge/Atlas.

Base: 3-1/2 in. rubber top-set.

Walls: Painted drywall.

Suspended Ceiling: Standard T-bar grid with 2 ft. x 4 ft. lay-in tiles.

Light fixtures: 2 ft. x 4 ft. fluorescent with prismatic lens.

Switches and outlets: White Decor style.

Plumbing fixtures: (Kevin will verify)

Vinyl tile: Asrock 12 in. x 12 in.

                                   EXHIBIT C

                  [GROUND FLOOR PROPOSED PLAN -- SHEDULE A-3]

                                   EXHIBIT C

                  [SECOND FLOOR PROPOSED PLAN -- SCHEDULE A-4]

                                   EXHIBIT D

                        "SUMMARY OF LEASE IMPROVEMENTS"

Luminent Inc. will be responsible for interior improvements of Approximately 23,000 Sq. Ft. of the 950 Lawrence building. All of which is on the 1st floor and oriented toward the rear of the building (see attached plan).

Included in our "Phase 1" improvement is to immediately renovate and upgrade the existing clean room of approximately 9,000 Sq. Ft. including the following:

Remove the existing ceiling grid, lights, blanks and terminal diffusers. Replace with new 2" extruded system, lights, blanks and terminal diffusers.

Remove existing flooring and replace with conductive clean room vinyl flooring.

Walls to remain in place will have an aluminum honeycomb wall panel system attached directly to the gypsum board. Walls to be relocated will be constructed of the same aluminum wall panel system using an extruded aluminum framing system.

All wooden doors in the clean room area will be replaced with aluminum and glass doors or rated steel doors where required.

Supplement the Air Conditioning/Handling system as required.

Install new delivery systems for RODI water, process gasses, compressed air etc. as required. The originating points of these systems will be located at the rear of the building and or under the existing exterior equipment cover.

In the MOCVD (H-6) area the interior walls will be removed, the new architectural treatment will be as stated above.

Duration of this phase of the work is scheduled to be completed by August 2001.

Our "Phase 2" will be to renovate the remaining space to accommodate additional manufacturing and or assembly and or general office space.

                        [PHASE 1 / PHASE 2 ILLUSTRATION]

                                   EXHIBIT E

                       LUMINENT HAZARDOUS MATERIALS LIST

This is the list of materials used in the OE operation. The quantities listed are typical quantities on site at any given time.

Liquid Nitrogen               1       Bulk storage tank 1,500 gal. in rear of building
Tertiarybutylphosphine        12 Kg
Tertiarybutylarsine           2 Kg
Trimethylindium               .5 Kg
Trimethygallium               .5 Kg
Diethylzinc                   .3 Kg
Isopropanol                   9 Gal
Methonal                      19 Gal
Acetone                       9 Gal
Mercuric Chloride (1%)        5 Gal
Dimethyl Formamide            2 Gal
Sodium Thiosulfate            10 Liters
Hydrobromic (48%)             200 Ml
Bromine                       200 Ml
Liquid Acid Neutralizer(50%)  28 Gal
Phosphoric Acid (85%)         10 Liters
Sulphuric Acid                2 Liters
Acetic Acid (36%)             3 Liters
Hydrochloric Acid (35%)       5 Liters
Nitric Acid (86%)             4 Gal
Hydrofluoric Acid (48%)       Seldom
Buffer HF                     9 Gal
Hydrogen Peroxide (30%)       5 Liters
Ammonium Hydroxide (28%)      2 Liters
Hydrogen                      cylinder trailer
Oxygen                        2 Cylinders
Carbon Tetrafloride           80 Lbs
5% Silane in N2               20 Lbs
 .01% Silane                   10 Lbs
Ethylene Glycol               5 Gal
Nitrogen                      3 Cylinders
Trchloroethylene              2 Gal
Ammonia                       10 Lbs
